UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04581

CORNERCAP GROUP OF FUNDS

(Exact name of registrant as specified in charter)

The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Paul F. Leone, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (404) 870-0700

Date of fiscal year end: March 31

Date of reporting period: April 1, 2012 – March 31, 2013

Item 1. Reports to Stockholders.

Manager’s Report to Shareholders (Unaudited)
March 31, 2013

Dear Shareholders:

The “new normal” looked somewhat old normal last year. For the fiscal year ending March 31, 2013, the returns for our three mutual funds were well correlated with their expected risk. Our small cap equity fund was up 12.7%; the large/mid cap equity fund was up 9.16%; and our lower risk balanced fund was up 7.85%. Regardless of the newness of the latest economic and market theories, we believe this is the way risk and return work over time.

The assets in the CornerCap Group of Funds have grown substantially over the past year (36%). Growth is a significant challenge for all pure no-load mutual funds, and we are no exception. Without the payment of front, back or level loads or a steady 12b-1 fee payment, brokers and financial planners have little incentive to use our CornerCap Funds. We have always placed a higher priority on our shareholders’ growth than on the growth of our business.

The key contributors to our growth have been our investment performance and the quality of our shareholders. Unlike much larger and newer mutual funds, most of our shareholders know someone at “the factory,” i.e. one of our CornerCap employee/owners. These personal relationships have resulted in our high shareholder retention.

We also have the advantage of CornerCap Investment Counsel, our much larger private investment counseling firm that directs shareholders to our mutual fund company. These fund investments may come from their private client portfolios, especially to fill a market niche, or from a client referring a friend or family member to our fund company. We enjoy serving new clients, and we believe that we can enhance their returns over time, whether in the mutual fund company or our private client firm. Why do we feel this way?

Of course a good starting point is our ability to keep the costs down and the risk managed. But can we deliver better returns? Sometimes our funds have outpaced the indices and sometimes they have lagged. Recent publications from the Morningstar Research Group show that the biggest problem with investors – amateurs and professionals – is not beating the market but rather just being there. By following the flow of funds into and out of the various types of mutual funds, Morningstar has shown that investors consistently underperform across the asset classes because of what they term the behavior gap.

As the market recovered at the rate of 23.23% a year from 2/28/09 to 9/30/12(1), frightened investors had consistent net withdrawals from equity funds and consistent net contributions to the safer fixed income funds. When the market reached a relatively high point last fall, the flow of money flipped. In our experience, when we have seen markets near their tops, investors have been comfortable getting in. When markets were near their bottoms, investors were uncomfortable staying in. We believe this behavior will never change.

Over the last 10-years, Morningstar has shown that this consistently poor market timing may have caused investors to underperform in US stock funds by 1.01%/year. The worst relative performance was with international stock funds, with investor’s returns underperforming the fund returns by 3.11%/year. Even the relatively safe municipal bond funds showed an annual underperformance by investors of 1.35%/year. You may recall the publicized fear of massive bond defaults in late 2010 and early 2011. The defaults did not happen; the muni funds performed well; and investors were punished for their poor behavior.

Annual Report | March 31, 2013	1

Manager’s Report to Shareholders (Unaudited)
March 31, 2013

History shows that investors followed the headlines and their guts, regardless of the underlying fundamentals. We are proud of our equity research and long term relative-to-market returns. However, of potentially greater value is our work with investors to establish an appropriate long term investment policy statement and then to implement that policy with a strong investment discipline. As contrarian, value oriented investors, we try not only to eliminate this highly predictable and negative behavior gap but to invert it, by seeking to use a disciplined consistent strategy for long term performance.

As always, we appreciate your trust and investment in our CornerCap Funds.

CornerCap Investment Counsel

May 31, 2013

(1)	Annualized rate of return for the S&P®500 for the time frame 2/28/09 to 9/30/12. Source IDC.

The Letter to Shareholders seeks to describe some of CornerCap Investment Counsel’s current opinions and views of the financial markets. Although CornerCap Investment Counsel believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Diversification does not eliminate the risk of experiencing investment loss.

2	www.cornercapfunds.com

Manager’s Report to Shareholders (Unaudited)
March 31, 2013

CORNERCAP BALANCED FUND

Investment Performance through March 31, 2013 (In Thousands)

Total Return

for the period ended March 31, 2013

	1 Year	5 Year	10 Year	Since Inception(b)	Gross Expense Ratio	Net Expense Ratio(c)
CornerCap Balanced Fund(a)	7.85%	4.27%	6.87%	5.32%	1.31%	1.11%
S&P 500® Index(d)	13.96%	5.81%	8.53%	5.87%
Russell 1000® Value Index(e)	18.77%	4.85%	9.18%	6.99%
Combined 60% S&P 500® Index/40% Barclays Capital U.S. Government/ Corporate Bond Index(f)	9.83%	5.79%	7.20%	6.15%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance.

Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s website at www.cornercapfunds.com or call 888- 813- 8637 for month- end performance figures.

Annual Report | March 31, 2013	3

Manager’s Report to Shareholders (Unaudited)
March 31, 2013

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distributions but have not been adjusted for any income taxes payable by shareholders on these distributions.
(b)	The Balanced Fund began operations May 24, 1997.
(c)

CornerCap Investment Counsel, Inc. (the “Adviser”) has entered into a contractual agreement with the Balanced Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Balanced Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.10%. To the extent the Balanced Fund incurs excluded expenses, the expense ratio will increase. The current contractual agreement cannot be terminated prior to August 1, 2013 without the Board of Trustees’ approval.

(d)

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

(e)

The Russell 1000® Value Index measures the performance of those companies out of the 1,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.

(f)

Effective August 17, 2006, the Balanced Fund has elected to use the comparative index 60% S&P 500® Index and 40% Barclays Capital U.S. Government/Corporate Bond Index. The Barclays Capital U.S. Government/Corporate Bond Index measures the general performance of fixed-income securities by tracking publicly issued U.S. Treasury and debt obligations (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Sector Allocation as a Percentage of Total Investments at March 31, 2013*

* These allocations may not reflect the current or future position of the portfolio.

4	www.cornercapfunds.com

Manager’s Report to Shareholders (Unaudited)
March 31, 2013

CORNERCAP SMALL-CAP VALUE FUND

Investment Performance through March 31, 2013 (In Thousands)

Total Return

for the period ended March 31, 2013

	1 Year	5 Year	10 Year	Since Inception(b)	Gross Expense Ratio	Expense Ratio(c)
CornerCap Small-Cap Value Fund(a)	12.70%	7.35%	9.65%	9.11%	1.51%	1.31%
Russell 2000® Value Index(d)	18.09%	7.29%	11.29%	11.18%
Russell 2000® Index(e)	16.30%	8.24%	11.52%	9.58%
S&P 500® Index(f)	13.96%	5.81%	8.53%	8.80%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance.

Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s website at www.cornercapfunds.com or call 888-813-8637 for month-end performance figures.

Annual Report | March 31, 2013	5

Manager’s Report to Shareholders (Unaudited)
March 31, 2013

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distributions but have not been adjusted for any income taxes payable by shareholders on these distributions.
(b)	The Small-Cap Value Fund began operations on September 30, 1992.
(c)

CornerCap Investment Counsel, Inc. (the “Adviser”) has entered into a contractual agreement with the Small-Cap Value Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Small-Cap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.30%. To the extent the Small-Cap Value Fund incurs excluded expenses, the expense ratio will increase. The current contractual agreement cannot be terminated prior to August 1, 2013 without the Board of Trustees’ approval.

(d)

The Russell 2000® Value Index measures the 2,000 smallest of the 3,000 largest U.S. Companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

(e)	The Russell 2000® Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
(f)	The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Sector Allocation

as a Percentage of Total Investments at March 31, 2013*

* These allocations may not reflect the current or future position of the portfolio.

6	www.cornercapfunds.com

Manager’s Report to Shareholders (Unaudited)
March 31, 2013

CORNERCAP LARGE/MID-CAP VALUE FUND

Investment Performance through March 31, 2013 (In Thousands)

Total Return

for the period ended March 31, 2013

	1 Year	5 Year	10 Year	Since Inception(b)	Gross Expense Ratio	Net Expense Ratio(c)
CornerCap Large/Mid-Cap Value Fund(a)	9.16%	3.26%	9.42%	1.01%	1.51%	1.21%
Russell 3000® Index(d)	14.56%	6.32%	9.15%	3.30%
Russell 3000® Value Index(e)	18.71%	5.05%	9.33%	5.96%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance.

Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s website at www.cornercapfunds.com or call 888-813-8637 for month-end performance figures.

Annual Report | March 31, 2013	7

Manager’s Report to Shareholders (Unaudited)
March 31, 2013

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distributions but have not been adjusted for any income taxes payable by shareholders on these distributions.
(b)

Effective July 29, 2010, the CornerCap Contrarian Fund changed its name to the CornerCap Large/Mid-Cap Value Fund. The CornerCap Large/Mid-Cap Value Fund maintains the same investment objective as the CornerCap Contrarian Fund: long-term capital appreciation. Prior to October 11, 2004, the CornerCap Contrarian Fund was known as the CornerCap Micro-Cap Fund. The performance figures include figures for the Cornerstone Micro-Cap Fund, L.P., which is a private, unregistered fund that began operations in August 31, 1996 and transferred all its assets to the Micro-Cap Fund on July 27, 2000. The Cornerstone Micro-Cap Fund was managed by the same Adviser as the Micro-Cap Fund. It pursued the same objectives and employed the same strategies as the Micro-Cap Fund. As of December 11, 2004, the Fund’s strategy was changed to multi-cap contrarian.

(c)

CornerCap Investment Counsel, Inc. (the “Adviser”) has entered into a contractual agreement with the Large/Mid-Cap Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Large/Mid-Cap Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.20%. To the extent the Large/Mid-Cap Value Fund incurs excluded expenses, the expense ratio will increase. The contractual agreement cannot be terminated prior to August 1, 2013 without the Board of Trustees’ approval.

(d)

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $73.9 million, the median market capitalization was approximately $1,042 million. The index had a total market capitalization range of approximately $411.2 billion to $130 million.

(e)

The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Sector Allocation

as a Percentage of Total Investments at March 31, 2013*

* These allocations may not reflect the current or future position of the portfolio.

8	www.cornercapfunds.com

Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: transaction costs, such as wire fees, redemption fees, and low balance fees, and ongoing costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2012 through March 31, 2013.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as wire fees, redemption fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value 10/01/2012	Ending Account Value 3/31/2013	Expense Paid During Period(a)
CornerCap Balanced Fund
Actual Fund Return	$1,000.00	$1,098.90	$5.76
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,019.45	$5.54
CornerCap Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,120.10	$6.87
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,018.45	$6.54
CornerCap Large/Mid-Cap Value Fund
Actual Fund Return	$1,000.00	$1,149.80	$6.43
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,018.95	$6.04

Annual Report | March 31, 2013	9

Fund Expenses (Unaudited)

(a)

These calculations are based on the expenses incurred in the most recent fiscal half-year. The period’s annualized six-month expense ratio is 1.10% for Balanced Fund; 1.30% for Small-Cap Value Fund and 1.20% for Large/Mid-Cap Value Fund, respectively. The dollar amounts shown as “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (182), then divided by 365.

The expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, account maintenance fees or charges by processing organizations. The Fund does not charge any account maintenance fee or sales load, but does charge a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of an initial purchase of shares; provided, however, that the redemption fee will not apply if the shares to be redeemed are held in a retirement account subject to the Employee Retirement Income Security Act (“ERISA”).

10	www.cornercapfunds.com

Schedule of Investments
CornerCap Balanced Fund	March 31, 2013

	Shares	Fair Value

COMMON STOCKS (60.5%)
Aerospace & Defense (1.2%)
Raytheon Co.	4,065	$238,981

Agriculture (1.3%)
Archer-Daniels-Midland Co.	7,560	254,999

Apparel (1.2%)
Coach, Inc.	4,490	224,455

Banks (9.3%)
The Bank of New York Mellon Corp.	9,080	254,149
BB&T Corp.	7,555	237,152
Capital One Financial Corp.	4,580	251,671
The Goldman Sachs Group, Inc.	1,895	278,849
JPMorgan Chase & Co.	6,420	304,693
PNC Financial Services Group, Inc.	3,495	232,418
Wells Fargo & Co.	6,295	232,852

		1,791,784

Beverages (1.5%)
Molson Coors Brewing Co., Class B	5,755	281,592

Chemicals (1.3%)
E.I. du Pont de Nemours & Co.	5,065	248,995

Coal (1.1%)
Alpha Natural Resources, Inc.(a)	24,760	203,280

Commercial Services (2.5%)
SAIC, Inc.	18,515	250,878
The Western Union Co.	15,585	234,399

		485,277

Computers (3.1%)
Hewlett-Packard Co.	15,335	365,586
Western Digital Corp.	4,695	236,065

		601,651

Electronic Components (1.0%)
Corning, Inc.	14,980	199,683

Electronics (1.4%)
Arrow Electronics, Inc.(a)	6,450	261,999

Food (1.7%)
The Kroger Co.	9,880	327,423

Annual Report | March 31, 2013	11

Schedule of Investments
CornerCap Balanced Fund	March 31, 2013

	Shares	Fair Value

Healthcare Products (2.5%)
Medtronic, Inc.	5,165	$242,548
St Jude Medical, Inc.	5,950	240,618

		483,166

Healthcare Services (4.1%)
CIGNA Corp.	4,930	307,484
Laboratory Corp. of America Holdings(a)	2,630	237,226
UnitedHealth Group, Inc.	4,235	242,284

		786,994

Home Furnishings (1.4%)
Whirlpool Corp.	2,245	265,943

Insurance (4.2%)
Everest Re Group, Ltd.	2,230	289,588
Lincoln National Corp.	7,675	250,282
Reinsurance Group of America, Inc.	4,410	263,144

		803,014

Internet (1.2%)
IAC/InterActiveCorp	5,355	239,261

Machinery-Construction & Mining (1.2%)
Joy Global, Inc.	3,930	233,914

Machinery-Diversified (1.3%)
Deere & Co.	2,935	252,351

Media (1.3%)
DIRECTV(a)	4,605	260,689

Oil & Gas (5.2%)
ConocoPhillips	4,320	259,632
Helmerich & Payne, Inc.	4,035	244,924
Hess Corp.	3,555	254,574
Marathon Oil Corp.	7,210	243,121

		1,002,251

Oil & Gas Services (2.5%)
Baker Hughes, Inc.	5,470	253,863
National Oilwell Varco, Inc.	3,300	233,475

		487,338

Retail (4.2%)
Bed Bath & Beyond, Inc.(a)	4,085	263,156
Kohl’s Corp.	5,420	250,025
Walgreen Co.	6,055	288,702

		801,883

12	www.cornercapfunds.com

Schedule of Investments
CornerCap Balanced Fund	March 31, 2013

	Shares	Fair Value

Semiconductors (1.2%)
Intel Corp.	10,910	$238,384

Software (1.2%)
Microsoft Corp.	8,450	241,755

Telecommunications (2.4%)
AT&T, Inc.	6,210	227,845
CenturyLink, Inc.	6,550	230,101

		457,946

TOTAL COMMON STOCKS (COST $10,033,228)		11,675,008

EXCHANGE TRADED FUNDS (3.8%)
Guggenheim BulletShares 2013 High Yield Corporate Bond ETF	14,195	368,218
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	13,550	361,785

TOTAL EXCHANGE TRADED FUNDS (COST $718,935)		730,003

CLOSED END FUNDS (4.2%)
Nuveen Mortgage Opportunity Term Fund	27,084	814,958

TOTAL CLOSED END FUNDS (COST $698,262)		814,958

	Principal Amount	Fair Value

CORPORATE BONDS (21.3%)
Agriculture (1.2%)
Reynolds American, Inc.,
6.750%, 06/15/2017	$200,000	240,812

Banks (0.8%)
Citigroup, Inc.,
5.000%, 09/15/2014	150,000	157,505

Beverages (0.3%)
Beam, Inc.,
6.375%, 06/15/2014	48,000	51,101

Chemicals (0.8%)
The Dow Chemical Co.,
2.500%, 02/15/2016	150,000	156,121

Annual Report | March 31, 2013	13

Schedule of Investments
CornerCap Balanced Fund	March 31, 2013

	Amount	Fair Value

Computers (0.8%)
Dell, Inc.,
5.650%, 04/15/2018	$150,000	$156,694

Cosmetics & Personal Care (2.0%)
The Estee Lauder Co., Inc.,
5.550%, 05/15/2017	150,000	174,521
The Procter & Gamble Co.,
4.950%, 08/15/2014	200,000	212,713

		387,234

Diversified Financial Services (2.8%)
Credit Suisse USA, Inc.,
5.375%, 03/02/2016	250,000	280,939
General Electric Capital Corp.,
4.750%, 09/15/2014	240,000	253,976

		534,915

Food (1.0%)
Safeway, Inc.,
3.950%, 08/15/2020	200,000	204,487

Healthcare Products (0.8%)
Johnson & Johnson,
3.800%, 05/15/2013	150,000	150,621

Healthcare Services (1.5%)
Humana, Inc.,
6.300%, 08/01/2018	250,000	293,761

Home Furnishings (0.9%)
Whirlpool Corp.,
6.500%, 06/15/2016	150,000	171,565

Insurance (4.0%)
Principal Life Income Funding Trusts,
5.100%, 04/15/2014	150,000	157,196
The Travelers Cos., Inc.,
5.900%, 06/02/2019	150,000	186,467
W.R. Berkley Corp.,
5.600%, 05/15/2015	150,000	161,959
5.375%, 09/15/2020	230,000	259,670

		765,292

14	www.cornercapfunds.com

Schedule of Investments
CornerCap Balanced Fund	March 31, 2013

	Amount	Fair Value

Media (1.5%)
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc,
5.000%, 03/01/2021	$255,000	$283,834

Oil & Gas (1.0%)
Statoil ASA,
6.700%, 01/15/2018	150,000	185,517

Retail (1.9%)
AutoZone, Inc.,
5.500%, 11/15/2015	150,000	167,405
Best Buy Co., Inc.,
3.750%, 03/15/2016	200,000	200,000

		367,405

TOTAL CORPORATE BONDS (COST $3,916,912)		4,106,864

MUNICIPAL BONDS (2.7%)
Kansas (0.9%)
Johnson County KS, Build America General Obligation Bonds, Unified School District No.
232, 4.950%, 09/01/2019	150,000	177,539

North Dakota (0.9%)
Grand Forks ND, Build America Revenue Bonds,
4.500%, 09/01/2019	150,000	172,501

Texas (0.9%)
County of Galveston TX, Build America General Obligation Bonds, 4.200%, 02/01/2017	150,000	165,657

TOTAL MUNICIPAL BONDS (COST $454,073)		515,697

U.S. GOVERNMENT & AGENCY OBLIGATIONS (1.3%)
Federal Home Loan Bank (1.3%)
FHLB,
5.250%, 09/13/2013	250,000	255,781

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (COST $253,499)		255,781

Annual Report | March 31, 2013	15

Schedule of Investments
CornerCap Balanced Fund	March 31, 2013

	Amount	Fair Value

CERTIFICATES OF DEPOSIT (1.3%)
Goldman Sachs Bank USA, Medium Term Certificate of Deposit, 0.800%, 08/06/2015	250,000	$249,091

TOTAL CERTIFICATES OF DEPOSIT (COST $250,000)		249,091

	Shares	Fair Value

SHORT TERM INVESTMENTS (4.7%)
Federated Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	898,661	898,661

TOTAL SHORT TERM INVESTMENTS (COST $898,661)		898,661

TOTAL INVESTMENTS (COST $17,223,570)	99.8%	19,246,063

TOTAL ASSETS IN EXCESS OF OTHER LIABILITIES	0.2%	44,413

NET ASSETS	100.0%	$19,290,476

(a)	Non-Income Producing Security.

Common Abbreviations:

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

ETF - Exchange Traded Fund.

Ltd. - Limited.

The accompanying notes to the financial statements are an integral part of these financial statements.

16	www.cornercapfunds.com

Schedule of Investments
CornerCap Small-Cap Value Fund	March 31, 2013

	Shares	Fair Value

COMMON STOCKS (94.5%)
Aerospace/Defense (1.9%)
AAR Corp.	12,240	$225,094
Ducommun, Inc.(a)	12,975	256,775
Kaman Corp.	6,290	223,106

		704,975

Agriculture (0.5%)
Universal Corp.	3,565	199,783

Apparel (3.3%)
Crocs, Inc.(a)	11,650	172,653
G-III Apparel Group Ltd.(a)	5,255	210,778
Perry Ellis International, Inc.	21,880	397,997
Steven Madden Ltd.(a)	5,150	222,171
True Religion Apparel, Inc.	7,480	195,303

		1,198,902

Auto Parts & Equipment (1.2%)
Cooper Tire & Rubber Co.	8,455	216,955
Standard Motor Products, Inc.	7,830	217,048

		434,003

Banks (15.4%)
Access National Corp.	12,680	207,952
Bancfirst Corp.	4,790	199,743
Cardinal Financial Corp.	10,945	198,980
Community Trust Bancorp, Inc.	5,850	199,075
Enterprise Financial Services Corp.	13,095	187,782
Financial Institutions, Inc.	9,420	188,023
First Community Bancshares, Inc.	14,055	222,772
First Interstate Bancsystem, Inc.	11,520	216,691
The First of Long Island Corp.	6,360	188,574
FirstMerit Corp.	11,990	198,195
German American Bancorp, Inc.	9,950	228,949
Heartland Financial USA, Inc.	8,495	214,669
Horizon Bancorp	8,775	177,343
Lakeland Bancorp, Inc.	20,815	205,028
Lakeland Financial Corp.	7,365	196,572
MainSource Financial Group, Inc.	14,270	200,351
Merchants Bancshares, Inc.	6,655	200,548
Peoples Bancorp, Inc.	8,070	180,687
S.Y. Bancorp, Inc.	8,100	182,250
Taylor Capital Group, Inc.(a)	13,245	211,788
Tompkins Financial Corp.	5,445	230,215
Trico Bancshares	11,105	189,895
Union First Market Bankshares Corp.	11,105	217,214
Walker & Dunlop, Inc.(a)	12,215	219,504
Washington Trust Bancorp, Inc.	20,220	553,624

Annual Report | March 31, 2013	17

Schedule of Investments
CornerCap Small-Cap Value Fund	March 31, 2013

	Shares	Fair Value

Banks (15.4%) (continued)
Wilshire Bancorp, Inc.(a)	29,745	$201,671

		5,618,095

Biotechnology (0.6%)
Cambrex Corp.(a)	16,645	212,890

Chemicals (1.6%)
A Schulman, Inc.	5,960	188,098
Olin Corp.	8,080	203,777
OMNOVA Solutions, Inc.(a)	25,345	194,396

		586,271

Coal (0.6%)
Cloud Peak Energy, Inc.(a)	11,795	221,510

Commercial Services (6.9%)
Capella Education Co.(a)	6,090	189,643
Consolidated Graphics, Inc.(a)	5,340	208,794
CRA International, Inc.(a)	10,690	239,135
Global Cash Access Holdings, Inc.(a)	53,360	376,188
ICF International, Inc.(a)	7,780	211,616
Insperity, Inc.	6,895	195,611
Lender Processing Services, Inc.	8,435	214,755
Navigant Consulting, Inc.(a)	31,315	411,479
The Providence Service Corp.(a)	12,135	224,376
RPX Corp.(a)	17,105	241,352

		2,512,949

Computers (1.1%)
Insight Enterprises, Inc.(a)	9,990	205,994
Sykes Enterprises, Inc.(a)	12,080	192,797

		398,791

Diversified Financial Services (2.7%)
DFC Global Corp.(a)	10,535	175,302
Encore Capital Group, Inc.(a)	5,950	179,095
Oppenheimer Holdings, Inc., Class A	10,855	211,347
Piper Jaffray Cos.(a)	5,580	191,394
Regional Management Corp.(a)	11,075	223,715

		980,853

Electric (0.6%)
The Empire District Electric Co.	9,005	201,712

Electrical Components & Equipment (1.2%)
Coleman Cable, Inc.	15,340	230,100
EnerSys(a)	4,640	211,491

		441,591

Electronics (2.3%)
CTS Corp.	21,690	226,444

18	www.cornercapfunds.com

Schedule of Investments
CornerCap Small-Cap Value Fund	March 31, 2013

	Shares	Fair Value

Electronics (2.3%) (continued)
Plexus Corp.(a)	8,985	$218,425
Sparton Corp.(a)	13,115	175,741
Vishay Precision Group, Inc.(a)	15,950	234,305

		854,915

Energy-Alternate Sources (0.5%)
FutureFuel Corp.	14,885	180,853

Engineering & Construction (1.5%)
Argan, Inc.	22,870	340,992
MYR Group, Inc.(a)	8,380	205,813

		546,805

Environmental Control (0.6%)
US Ecology, Inc.	7,740	205,497

Food (1.6%)
Fresh Del Monte Produce, Inc.	6,865	185,217
Ingles Markets, Inc., Class A	10,735	230,588
Nash Finch Co.	9,510	186,206

		602,011

Forest Products & Paper (1.6%)
Boise, Inc.	22,415	194,114
Buckeye Technologies, Inc.	6,070	181,797
Schweitzer-Mauduit International, Inc.	5,795	224,440

		600,351

Gas (0.5%)
Chesapeake Utilities Corp.	3,920	192,276

Healthcare Products (1.1%)
Greatbatch, Inc.(a)	7,720	230,596
Integra LifeSciences Holdings Corp.(a)	4,490	175,155

		405,751

Healthcare Services (3.1%)
Almost Family, Inc.	9,360	191,225
Amsurg Corp.(a)	6,095	205,036
The Ensign Group, Inc.	6,550	218,770
LHC Group, Inc.(a)	8,345	179,334
Magellan Health Services, Inc.(a)	3,750	178,387
Select Medical Holdings Corp.	18,505	166,545

		1,139,297

Insurance (4.4%)
Crawford & Co., Class B	25,530	193,773
EMC Insurance Group, Inc.	7,610	200,371
Horace Mann Educators Corp.	10,540	219,759
Montpelier Re Holdings Ltd.	7,900	205,795
Platinum Underwriters Holdings Ltd.	3,785	211,241

Annual Report | March 31, 2013	19

Schedule of Investments
CornerCap Small-Cap Value Fund	March 31, 2013

	Shares	Fair Value

Insurance (4.4%) (continued)
Primerica, Inc.	5,720	$187,502
Protective Life Corp.	6,045	216,411
Symetra Financial Corp.	13,730	184,119

		1,618,971

Internet (1.7%)
Dice Holdings, Inc.(a)	20,545	208,121
ePlus, Inc.	4,240	195,930
Perficient, Inc.(a)	18,010	209,997

		614,048

Investment Companies (0.5%)
KKR Financial Holdings LLC	16,720	185,090

Leisure Time (0.6%)
Johnson Outdoors, Inc., Class A(a)	8,810	210,030

Machinery-Diversified (0.6%)
Columbus McKinnon Corp.(a)	11,240	216,370

Media (1.3%)
Courier Corp.	15,720	226,525
Starz - Liberty Capital(a)	11,735	259,930

		486,455

Metal Fabricate/Hardware (1.1%)
NN, Inc.(a)	20,410	193,079
Worthington Industries, Inc.	6,735	208,650

		401,729

Mining (0.5%)
Kaiser Aluminum Corp.	2,880	186,192

Miscellaneous Manufacturing (3.6%)
American Railcar Industries, Inc.	4,775	223,183
John Bean Technologies Corp.	10,530	218,498
Koppers Holdings, Inc.	4,605	202,528
Lydall, Inc.(a)	13,925	213,749
Myers Industries, Inc.	12,470	174,081
Park-Ohio Holdings Corp.(a)	8,680	287,568

		1,319,607

Oil & Gas (3.0%)
Alon USA Energy, Inc.	10,615	202,216
Delek US Holdings, Inc.	7,005	276,417
EPL Oil & Gas, Inc.(a)	7,865	210,861
Unit Corp.(a)	4,645	211,580
Vaalco Energy, Inc.(a)	26,240	199,161

		1,100,235

20	www.cornercapfunds.com

Schedule of Investments
CornerCap Small-Cap Value Fund	March 31, 2013

	Shares	Fair Value

Oil & Gas Services (1.2%)
C&J Energy Services, Inc.(a)	9,680	$221,672
ION Geophysical Corp.(a)	31,120	211,927

		433,599

Packaging & Containers (1.8%)
UFP Technologies, Inc.(a)	33,545	660,501

Pharmaceuticals (3.0%)
Anika Therapeutics, Inc.(a)	15,625	226,875
Nature’s Sunshine Products, Inc.	15,105	230,200
Nutraceutical International Corp.	10,935	189,722
PharMerica Corp.(a)	15,615	218,610
VCA Antech, Inc.(a)	9,450	221,981

		1,087,388

Private Equity (0.6%)
Fidus Investment Corp.	10,660	204,139

Retail (8.8%)
ANN, Inc.(a)	6,960	201,979
Big 5 Sporting Goods Corp.	13,685	213,623
Big Lots, Inc.(a)	6,030	212,678
Brown Shoe Co. Inc	11,345	181,520
Cash America International, Inc.	4,470	234,541
The Cato Corp., Class A	8,515	205,552
CEC Entertainment, Inc.	6,890	225,648
Destination Maternity Corp.	8,300	194,220
Einstein Noah Restaurant Group, Inc.	15,365	227,863
Express, Inc.(a)	12,020	214,076
The Finish Line, Inc., Class A	10,490	205,499
Genesco, Inc.(a)	3,160	189,884
PC Connection, Inc.	15,480	253,098
Sonic Automotive, Inc., Class A	9,630	213,401
Steinway Musical Instruments, Inc.(a)	9,900	237,798

		3,211,380

Savings & Loans (3.4%)
Berkshire Hills Bancorp, Inc.	7,990	204,065
BofI Holding, Inc.(a)	6,255	224,430
Dime Community Bancshares, Inc.	15,570	223,585
First Defiance Financial Corp.	9,320	217,342
Provident Financial Holdings, Inc.	9,725	165,422
WSFS Financial Corp.	4,510	219,366

		1,254,210

Semiconductors (1.1%)
Alpha & Omega Semiconductor Ltd.(a)	20,720	183,993
ATMI, Inc.(a)	9,520	213,534

		397,527

Annual Report | March 31, 2013	21

Schedule of Investments
CornerCap Small-Cap Value Fund	March 31, 2013

	Shares	Fair Value

Software (1.6%)
CSG Systems International, Inc.(a)	9,485	$200,987
EPIQ Systems, Inc.	15,195	213,186
Mantech International Corp., Class A	6,750	181,373

		595,546

Telecommunications (2.3%)
Black Box Corp.	9,345	203,815
Premiere Global Services, Inc.(a)	20,860	229,251
Shenandoah Telecommunications Co.	15,105	230,049
Tessco Technologies, Inc.	8,870	191,947

		855,062

Textiles (1.1%)
Culp, Inc.	11,195	178,112
G&K Services, Inc.	5,105	232,329

		410,441

Transportation (0.6%)
Swift Transportation Co.(a)	15,625	221,563

Trucking & Leasing (0.7%)
Amerco, Inc.	1,390	241,221

Wholesale Distribution (0.6%)
Core-Mark Holding Co., Inc.	4,420	226,790

TOTAL COMMON STOCKS (COST $32,035,659)		34,578,175

SHORT TERM INVESTMENTS (6.2%)
Federated Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	2,276,318	2,276,318

TOTAL SHORT TERM INVESTMENTS (COST $2,276,318)		2,276,318

TOTAL INVESTMENTS (COST $34,311,977)	100.7%	36,854,493

TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS	(0.7%)	(254,114)

NET ASSETS	100.0%	$36,600,379

(a)	Non-Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

The accompanying notes to the financial statements are an integral part of these financial statements.

22	www.cornercapfunds.com

Schedule of Investments
CornerCap Large/Mid-Cap Value Fund	March 31, 2013

	Shares	Fair Value

COMMON STOCKS (95.6%)
Aerospace & Defense (1.9%)
Raytheon Co.	2,610	$153,442

Agriculture (2.4%)
Archer-Daniels-Midland Co.	5,760	194,285

Apparel (2.1%)
Coach, Inc.	3,380	168,966

Banks (14.6%)
The Bank of New York Mellon Corp.	6,485	181,515
BB&T Corp.	5,255	164,954
Capital One Financial Corp.	3,105	170,620
The Goldman Sachs Group, Inc.	1,105	162,601
JPMorgan Chase & Co.	4,150	196,959
PNC Financial Services Group, Inc.	2,445	162,593
Wells Fargo & Co.	4,160	153,878

		1,193,120

Beverages (2.1%)
Molson Coors Brewing Co., Class B	3,505	171,500

Chemicals (2.0%)
E.I. du Pont de Nemours & Co.	3,400	167,144

Coal (1.9%)
Alpha Natural Resources, Inc.(a)	19,225	157,837

Commercial Services (3.6%)
SAIC, Inc.	9,170	124,253
The Western Union Co.	11,540	173,562

		297,815

Computers (4.9%)
Hewlett-Packard Co.	9,345	222,785
Western Digital Corp.	3,478	174,874

		397,659

Electronics (2.2%)
Arrow Electronics, Inc.(a)	4,355	176,900

Food (2.0%)
The Kroger Co.	4,885	161,889

Healthcare Products (3.8%)
Medtronic, Inc.	3,135	147,219
St Jude Medical, Inc.	4,095	165,602

		312,821

Annual Report | March 31, 2013	23

Schedule of Investments
CornerCap Large/Mid-Cap Value Fund	March 31, 2013

	Shares	Fair Value

Healthcare Services (6.3%)
CIGNA Corp.	2,915	$181,809
Laboratory Corp. of America Holdings(a)	1,925	173,635
UnitedHealth Group, Inc.	2,810	160,760

		516,204

Home Furnishings (2.1%)
Whirlpool Corp.	1,425	168,805

Insurance (6.7%)
Everest Re Group, Ltd.	1,410	183,103
Lincoln National Corp.	6,045	197,127
Reinsurance Group of America, Inc.	2,830	168,866

		549,096

Internet (2.1%)
IAC/InterActiveCorp	3,745	167,327

Machinery-Construction & Mining (2.0%)
Joy Global, Inc.	2,715	161,597

Machinery-Diversified (2.2%)
Deere & Co.	2,070	177,979

Media (2.2%)
DIRECTV(a)	3,185	180,303

Oil & Gas (7.9%)
ConocoPhillips	2,575	154,757
Helmerich & Payne, Inc.	2,495	151,447
Hess Corp.	2,485	177,951
Marathon Oil Corp.	4,750	160,170

		644,325

Oil & Gas Services (4.2%)
Baker Hughes, Inc.	3,725	172,877
National Oilwell Varco, Inc.	2,395	169,446

		342,323

Retail (6.6%)
Bed Bath & Beyond, Inc.(a)	2,805	180,698
Kohl’s Corp.	3,720	171,603
Walgreen Co.	3,995	190,482

		542,783

Semiconductors (2.0%)
Intel Corp.	7,360	160,816

Software (2.2%)
Microsoft Corp.	6,190	177,096

24	www.cornercapfunds.com

Schedule of Investments
CornerCap Large/Mid-Cap Value Fund	March 31, 2013

	Shares	Fair Value

Telecommunications (5.6%)
AT&T, Inc.	4,790	$175,745
CenturyLink, Inc.	4,510	158,436
Corning, Inc.	9,350	124,636

		458,817

TOTAL COMMON STOCKS (COST $6,958,937)		7,800,849

SHORT TERM INVESTMENTS (4.2%)
Federated Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	343,998	343,998

TOTAL SHORT TERM INVESTMENTS (COST $343,998)		343,998

TOTAL INVESTMENTS (COST $7,302,935)	99.8%	8,144,847

TOTAL ASSETS IN EXCESS OF OTHER LIABILITIES	0.2%	18,045

NET ASSETS	100.0%	$8,162,892

(a) Non-Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

The accompanying notes to the financial statements are an integral part of these financial statements.

Annual Report | March 31, 2013	25

Statements of Assets and Liabilities

CornerCap Balanced Fund
ASSETS:
Investments, at value (Cost - see below)	$19,246,063
Cash	5,577
Receivable for fund shares subscribed	0
Dividends and interest receivable	56,653
Total assets	19,308,293

LIABILITIES:
Payable for investments purchased	0
Advisory fee payable	12,958
Operating services fee payable	4,859
Distribution payable	0
Total liabilities	17,817
Net assets	$19,290,476

PRICING OF SHARES (NOTE 2):
Net Assets	$19,290,476
Shares Outstanding	1,375,265
Net asset value, offering and redemption price per share	$14.03

NET ASSETS CONSISTS OF:
Paid-in capital	$17,058,042
Accumulated net investment income/(loss)	69,828
Accumulated net realized gain/(loss) on investments	140,113
Net unrealized appreciation in value of investments	2,022,493
Net assets	$19,290,476

Cost of Investments	$17,223,570

The accompanying notes to the financial statements are an integral part of these financial statements.

26	www.cornercapfunds.com

March 31,2013

CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund

$36,854,493	$8,144,847
6,727	3,923
0	16,891
23,904	5,316
36,885,124	8,170,977

245,865	0
23,869	4,716
14,918	3,369
93	0
284,745	8,085
$36,600,379	$8,162,892

$36,600,379	$8,162,892
2,663,815	750,329
$13.74	$10.88

$31,553,980	$8,459,810
(7,836)	16,351
2,511,719	(1,155,181)
2,542,516	841,912
$36,600,379	$8,162,892

$34,311,977	$7,302,935

Annual Report | March 31, 2013	27

Statements of Operations

CornerCap Balanced Fund

INVESTMENT INCOME:
Dividends	$327,217
Interest	192,196
Total investment income	519,413

EXPENSES:
Advisory fees	177,995
Operating services fees	53,398
Total expenses	231,393
Less fees waived/reimbursed by investment advisor	(35,599)
Net expenses	195,794
Net investment income	323,619

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	293,341
Change in unrealized appreciation of investments	737,346
Net gain on investments	1,030,687
Net increase in net assets resulting from operations	$1,354,306

The accompanying notes to the financial statements are an integral part of these financial statements.

28	www.cornercapfunds.com

For the Year Ended March 31, 2013

CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund

$ 513,721	$155,941
0	0
513,721	155,941

251,619	64,982
125,809	32,491
377,428	97,473
(50,324)	(19,495)
327,104	77,978
186,617	77,963

3,287,284	124,696
110,675	590,686
3,397,959	715,382
$ 3,584,576	$793,345

Annual Report | March 31, 2013	29

Statements of Changes in Net Assets

	CornerCap Balanced Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012

OPERATIONS:
Net investment income	$323,619	$283,390
Net realized gain on investments	293,341	987,799
Change in unrealized appreciation/(depreciation) of investments	737,346	(1,125,416)
Net increase/(decrease) in net assets resulting from operations	1,354,306	145,773

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(318,111)	(382,928)
From net realized gain on investments	(339,062)	–
Total distributions	(657,173)	(382,928)

CAPITAL SHARE TRANSACTIONS:
Increase in net assets resulting from capital share transactions (see Note 3)	55,176	347,833
Redemption fees	6	289
Net increase from capital shares transactions	55,182	348,122

Total increase in net assets	752,315	110,967

NET ASSETS:
Beginning of year	18,538,161	18,427,194
End of year*	$19,290,476	$18,538,161

*Including accumulated net investment income/(loss) of:	$69,828	$64,320

The accompanying notes to the financial statements are an integral part of these financial statements.

30	www.cornercapfunds.com

CornerCap Small-Cap Value		CornerCap Large/Mid-Cap Value
Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

$ 186,617	$61,717	$77,963	$44,337
3,287,284	1,531,021	124,696	152,488

110,675	(2,325,518)	590,686	(168,243)
3,584,576	(732,780)	793,345	28,582

(251,823)	–	(72,572)	(40,820)
(1,311,701)	–	–	–
(1,563,524)	–	(72,572)	(40,820)

11,656,157	783,104	1,879,890	1,616,689
708	155	2,447	39
11,656,865	783,259	1,882,337	1,616,728

13,677,917	50,479	2,603,110	1,604,490

22,922,462	22,871,983	5,559,782	3,955,292
$ 36,600,379	$22,922,462	$8,162,892	$5,559,782

$ (7,836)	$61,717	$16,351	$10,960

Annual Report | March 31, 2013	31

Financial Highlights
CornerCap Balanced Fund

Selected data for each share of beneficial interest outstanding throughout the years indicated:	Year Ended March 31, 2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.51
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24
Net realized and unrealized gain/(loss) on investments	0.78

Total Income/(Loss) from Investment Operations	1.02

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.24)
Distributions from net realized gain on investments	(0.26)

Total Dividends and Distributions to Shareholders	(0.50)

Paid-in Capital from Redemption Fees	0.00(a)

Net asset value, end of year	$14.03

Total return	7.85%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$19,290

RATIOS TO AVERAGE NET ASSETS:
Expenses without fees waived/reimbursed	1.30%
Expenses	1.10%
Net investment income	1.82%

Portfolio turnover rate	40%

(a)	Less than $0.005 per share.
(b)	Effective October 1, 2011, the Advisor agreed to limit expenses at 1.10%. Prior to October 1, 2011, no expense cap was in place.

The accompanying notes to the financial statements are an integral part of these financial statements.

32	www.cornercapfunds.com

Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009

$13.65	$12.82	$9.26	$13.36

0.24	0.26	0.28	0.30
(0.07)	0.97	3.57	(3.97)

0.17	1.23	3.85	(3.67)

(0.31)	(0.40)	(0.29)	(0.09)
–	–	–	(0.34)

(0.31)	(0.40)	(0.29)	(0.43)

0.00(a)	0.00(a)	0.00(a)	0.00(a)

$13.51	$13.65	$12.82	$9.26

1.47%	9.78%	41.77%	(27.63)%

$18,538	$18,427	$15,635	$10,979

1.30%	N/A	N/A	N/A
1.20%(b)	1.30%	1.30%	1.30%
1.64%	2.13%	2.45%	2.51%

38%	31%	32%	34%

Annual Report | March 31, 2013	33

Financial Highlights
CornerCap Small-Cap Value Fund

Selected data for each share of beneficial interest outstanding throughout the years indicated:	Year Ended March 31, 2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$12.98
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.10
Net realized and unrealized gain/(loss) on investments	1.46

Total Income/(Loss) from Investment Operations	1.56

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.13)
Distributions from net realized gain on investments	(0.67)

Total Dividends and Distributions to Shareholders	(0.80)

Paid-in Capital from Redemption Fees	0.00(a)

Net asset value, end of year	$13.74

Total return	12.70%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$36,600

RATIOS TO AVERAGE NET ASSETS:
Expenses without fees waived/reimbursed	1.50%
Expenses	1.30%
Net investment income/(loss)	0.74%

Portfolio turnover rate	131%

(a)	Less than $0.005 per share.
(b)	Effective October 1, 2011, the Advisor agreed to limit expenses at 1.30%. Prior to October 1, 2011, no expense cap was in place.

The accompanying notes to the financial statements are an integral part of these financial statements.

34	www.cornercapfunds.com

Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009

$13.51	$10.57	$5.83	$10.64

0.03	(0.07)	(0.07)	(0.05)
(0.56)	3.01	4.81	(4.53)

(0.53)	2.94	4.74	(4.58)

–	–	–	(0.01)
–	–	–	(0.22)

–	–	–	(0.23)

0.00(a)	0.00(a)	0.00(a)	0.00(a)

$12.98	$13.51	$10.57	$5.83

(3.92)%	27.81%	81.30%	(43.19)%

$22,922	$22,872	$16,448	$9,176

1.50%	N/A	N/A	N/A
1.40%(b)	1.50%	1.50%	1.50%
0.30%	(0.62)%	(0.75)%	(0.51)%

56%	61%	52%	47%

Annual Report | March 31, 2013	35

Financial Highlights
CornerCap Large/Mid-Cap Value Fund

Selected data for each share of beneficial interest outstanding throughout the years indicated:	Year Ended March 31, 2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.07
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.10
Net realized and unrealized gain/(loss) on investments	0.81

Total Income/(Loss) from Investment Operations	0.91

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.10)
Distributions from net realized gain on investments	–

Total Dividends and Distributions to Shareholders	(0.10)

Paid-in Capital from Redemption Fees	0.00(c)

Net asset value, end of year	$10.88

Total return	9.16%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$8,163

RATIOS TO AVERAGE NET ASSETS:
Expenses without fees waived/reimbursed	1.50%
Expenses	1.20%
Net investment income/(loss)	1.20%

Portfolio turnover rate	43%

(a)	Prior to July 29, 2010, the CornerCap Large/Mid-Cap Value Fund was known as the CornerCap Contrarian Fund.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(c)	Less than $0.005 per share.
(d)	Effective October 1, 2011, the net expense ratio limitation changed from 1.30% to 1.20%.

The accompanying notes to the financial statements are an integral part of these financial statements.

36	www.cornercapfunds.com

Year Ended March 31, 2012	Year Ended March 31, 2011(a)	Year Ended March 31, 2010	Year Ended March 31, 2009

$10.41	$9.16	$5.28	$9.46

0.08	0.02	(0.02)	0.01
(0.34)(b)	1.23	3.91	(4.19)

(0.26)	1.25	3.89	(4.18)

(0.08)	–	(0.01)	0.00(c)
–	–	–	–

(0.08)	–	(0.01)	0.00(c)

0.00(c)	0.00(c)	0.00(c)	–

$10.07	$10.41	$9.16	$5.28

(2.42)%	13.65%	73.72%	(44.17)%

$5,560	$3,955	$4,003	$2,405

1.50%	1.50%	N/A	N/A
1.25%(d)	1.38%	1.50%	1.50%
0.98%	0.24%	(0.25)%	0.11%

35%	136%	69%	134%

Annual Report | March 31, 2013	37

Notes to Financial Statements
March 31, 2013

1. ORGANIZATION

The CornerCap Group of Funds (the “Funds”) was organized on January 6, 1986 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company.

The investment objective of the CornerCap Balanced Fund and CornerCap Small-Cap Value Fund is to obtain capital appreciation and current income, whereas the CornerCap Large/Mid-Cap Value Fund’s investment objective is to obtain capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Accounting Estimates – In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure for contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation – Portfolio securities including common stocks, corporate bonds, municipal bonds, exchange traded funds (ETFs), and U.S. Government and Agency obligations that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Based on obtaining active market quotes, common stocks and exchange traded funds are classified as Level 1 of the fair value hierarchy. Corporate bonds, municipal bonds, certificates of deposit and U.S. Government and Agency obligations are classified as Level 2 of the hierarchy, and are priced based upon valuations provided by a recognized independent, third-party pricing agent. Third-party pricing agents value these securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations. Unlisted securities that are not included on such exchanges or systems are valued at the mean of the quoted bid and asked prices on the over-the-counter market. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at that investment company’s net asset value per share and are classified as Level 1 within the hierarchy. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by CornerCap Investment Counsel (the “Adviser”) under procedures established by and under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 2 or 3 within the hierarchy, depending on the inputs used. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments.

Security Transactions Investment Income and Other – Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided in accordance with the Funds’

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Notes to Financial Statements
March 31, 2013

understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the effective interest method. In the event of a security in default, a portion of interest receivable that was once recognized as interest income is written off and treated as a reduction of interest income.

Federal Income Taxes – For Federal income tax purposes, the Funds currently qualify, and intend to remain qualified, as regulated investment companies (“RICs”) under the provisions of Subchapter M of the Internal Revenue Code of 1986 (“Code”), as amended, by complying with the requirements applicable to RICs and by distributing their investment company taxable net income including any excess realized gain which has not been offset by capital loss carryforwards, if any, to their shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the year ended March 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after of the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders – Distributions from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Distributions to shareholders are recorded on the ex-dividend date.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Annual Report | March 31, 2013	39

Notes to Financial Statements
March 31, 2013

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2013:

CornerCap Balanced Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$11,675,008	$–	$–	$11,675,008
Exchange Traded Funds	730,003	–	–	730,003
Closed-End Funds	814,958	–	–	814,958
Corporate Bonds	–	4,106,864	–	4,106,864
Municipal Bonds	–	515,697	–	515,697
U.S. Government & Agency Obligations	–	255,781	–	255,781
Certificates of Deposit	–	249,091	–	249,091
Short Term Investments	898,661	–	–	898,661
Total	$14,118,630	$5,127,433	$–	$19,246,063

CornerCap Small-Cap Value Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$34,578,175	$–	$–	$34,578,175
Short Term Investments	2,276,318	–	–	2,276,318
Total	$36,854,493	$–	$–	$36,854,493

CornerCap Large/Mid-Cap Value Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$7,800,849	$–	$–	$7,800,849
Short Term Investments	343,998	–	–	343,998
Total	$8,144,847	$–	$–	$8,144,847

* See Schedule of Investments for industry classification.

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. There were no transfers into or out of Levels 1 and 2 during the year ended March 31, 2013.

For the the year ended March 31, 2013, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. The Funds did not hold any derivative instruments at any time during the year.

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Notes to Financial Statements
March 31, 2013

3. SHARES OF BENEFICIAL INTEREST

On March 31, 2013, there was an unlimited number of no par-value shares of beneficial interest authorized for each Fund. Subject to certain exceptions, each Fund charges a 1% redemption fee calculated as a percentage of the amount redeemed. This is applicable to all redemptions (sales or exchanges) made within sixty days of initial purchase of shares of the applicable Fund. Transactions in shares of beneficial interest were as follows:

CornerCap Balanced Fund:

	Year Ended March 31, 2013	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2012
	Shares	Value	Shares	Value
Shares Sold	161,004	$2,118,064	258,725	$3,422,579
Shares Issued in Reinvestment of Dividends	50,608	656,388	30,724	379,131
Total	211,612	2,774,452	289,449	3,801,710
Less Shares Redeemed	(208,194)	(2,719,276)	(267,333)	(3,453,877)
Net Increase	3,418	$55,176	22,116	$347,833

CornerCap Small-Cap Value Fund:

	Year Ended March 31, 2013	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2012
	Shares	Value	Shares	Value
Shares Sold	973,662	$12,681,909	403,388	$4,858,038
Shares Issued in Reinvestment of Dividends	125,800	1,562,441	–	–
Total	1,099,462	14,244,350	403,388	4,858,038
Less Shares Redeemed	(201,842)	(2,588,193)	(330,092)	(4,074,934)
Net Increase	897,620	$11,656,157	73,296	$783,104

CornerCap Large/Mid-Cap Value Fund:

	Year Ended March 31, 2013	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2012
	Shares	Value	Shares	Value
Shares Sold	220,410	$2,107,876	323,367	$3,160,922
Shares Issued in Reinvestment of Dividends	7,466	72,572	4,578	40,285
Total	227,876	2,180,448	327,945	3,201,207
Less Shares Redeemed	(29,408)	(300,558)	(155,956)	(1,584,518)
Net Increase	198,468	$1,879,890	171,989	$1,616,689

Annual Report | March 31, 2013	41

Notes to Financial Statements
March 31, 2013

4. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year.

The tax character of distributions paid for the year ended March 31, 2013 and March 31, 2012, was as follows:

	CornerCap Balanced Fund
Distributions Paid From:	2013	2012
Ordinary Income	$386,549	$382,928
Long-term capital gains	270,624	–
Total	$657,173	$382,928

	CornerCap Small-Cap Value Fund
Distributions Paid From:	2013	2012
Ordinary Income	$498,868	$–
Long-term capital gains	1,064,656	–
Total	$1,563,524	$–

	CornerCap Large/Mid-Cap Value Fund
Distributions Paid From:	2013	2012
Ordinary Income	$72,572	$40,820
Total	$72,572	$40,820

For the year ended March 31, 2013, each Fund recorded the following reclassifications to the accounts listed below. The reclassifications were primarily as result of the differing book/tax treatment of investments in partnerships.

	Paid-in Capital	Increase/(Decrease) Net Investment Income	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
CornerCap Balanced Fund	$0	$0	$0
CornerCap Small-Cap Value Fund	0	(4,347)	4,347
CornerCap Large/Mid-Cap Value Fund	0	0	0

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Notes to Financial Statements
March 31, 2013

As of March 31, 2013, the components of distributable earnings on a tax basis were as follows:

	CornerCap Balanced Fund	CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund
Undistributed ordinary income	$92,830	$1,173,212	$16,351
Accumulated net realized gain/(loss) on investments	117,111	1,334,160	(1,155,181)
Net unrealized appreciation on investments	2,022,493	2,546,863	841,912
Other accumulated losses	–	(7,836)	–
Total	$2,232,434	$5,046,399	$(296,918)

Capital Loss Carryforwards – Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses which could result in the Funds’ not being able to utilize the following carryforwards.

As of March 31, 2013, the Funds had capital loss carryforwards which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, and subject to tax limitations, such capital loss carryforwards will expire as follows:

	Expiring in 2017	Expiring in 2018
CornerCap Large/Mid-Cap Value Fund	$58,745	$1,096,436

During the year ended March 31, 2013, the Fund utilized capital loss carryovers of:
CornerCap Large/Mid-Cap Value Fund		$119,308

The Fund elects to defer to the period ending March 31, 2014, late year ordinary losses in the amount of:
CornerCap Small-Cap Value Fund		$7,836

Annual Report | March 31, 2013	43

Notes to Financial Statements
March 31, 2013

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at March 31, 2013, were as follows:

	CornerCap Balanced Fund	CornerCap Small- Cap Value Fund	CornerCap Large/Mid-Cap Value Fund
Gross unrealized appreciation (excess of value over tax cost)	$2,366,531	$3,052,634	$1,130,173
Gross unrealized depreciation (excess of tax cost over value)	(344,038)	(505,771)	(288,261)
Net unrealized appreciation	$2,022,493	$2,546,863	$841,912

Cost of investments for income tax purposes	$17,223,570	$34,307,630	$7,302,935

5. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

A. Each of the Funds has an Investment Advisory Agreement with the Adviser, pursuant to which the Adviser receives an Advisory Fee from each Fund, computed daily and payable monthly, at an annual rate of 1.00% of the average daily net assets. Under the terms of each Advisory Agreement, the Adviser manages the Funds’ investments subject to the approval of the Board of Trustees. The amounts of expenses paid to the Adviser are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets and Liabilities.

In addition, each Fund and the Adviser have an Operating Services Agreement whereby the Adviser receives an Operating Services Fee, computed daily and payable monthly, at an annual rate of 0.30%, 0.50% and 0.50% of the average daily net assets of the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund, respectively. The amounts of expenses paid to the Adviser as Operating Services Fees are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets and Liabilities.

The Adviser has contractually agreed to waive fees and reimburse each of the Funds so as to limit each Fund’s “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) as reflected in the following table:

Fund	Total Annual Fund Operating Expense Limitation
CornerCap Balanced Fund	1.10%
CornerCap Small-Cap Value Fund	1.30%
CornerCap Large/Mid-Cap Value Fund	1.20%

The contractual agreements cannot be terminated prior to August 1, 2013 without the Board of Trustees’ approval. The preceding fee waiver and reimbursement arrangement was approved by the Board of Trustees effective October 1, 2011.

B. On August 1, 2005, the Funds and the Adviser entered into the following agreements whereby the Adviser pays any associated fees from the Operating Services Fees it receives from the Funds to Fund operational service providers pursuant to the following agreements: 1) Fund Accounting

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Notes to Financial Statements
March 31, 2013

and Administration Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to the Funds including, but not limited to, accounting, administrative, bookkeeping and pricing services; 2) Transfer Agency and Service Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to the Funds including, but not limited to, transfer agent, dividend distributing and bookkeeping services; and 3) Distribution Agreement with ALPS Distributors, Inc. to provide distribution services to the Funds. ALPS Distributors, Inc. serves as underwriter/distributor of the Funds.

Certain officers and directors of the Funds are also officers and directors of the Adviser.

6. PURCHASES AND SALES OF SECURITIES

Investment transactions for the year ended March, 31, 2013, excluding U.S. government and agency securities and short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
CornerCap Balanced Fund	$7,142,701	$6,495,444
CornerCap Small-Cap Value Fund	40,730,179	31,830,332
CornerCap Large/Mid-Cap Value Fund	4,376,921	2,663,725

Investment Transactions in U.S. Government Obligations for the year ended March 31, 2013 were as follows:
Fund	Purchases of Securities	Proceeds from Sales of Securities
CornerCap Balanced Fund	$0	$328,157

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2013, Charles Schwab & Co. held approximately 48.99%, 69.03% and 65.79% of the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund, respectively. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | March 31, 2013	45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

CornerCap Group of Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CornerCap Group of Funds, comprising CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund (the “Funds”), as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the Funds’ custodian and broker, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting CornerCap Group of Funds as of March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, LTD.

Cleveland, Ohio

May 28, 2013

46	www.cornercapfunds.com

Additional Information (Unaudited)
March 31, 2013

1. PROXY VOTING POLICY

A copy of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Funds toll-free at (888) 813-8637 or on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, upon request, by calling the Funds toll-free at (888) 813-8637 and on the SEC’s website at http://www.sec.gov.

2. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Each of the Funds files its complete schedule of positions with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. If any of the Funds make the information on Form N-Q available to shareholders on its website or upon request, the information may be obtained by calling the Funds toll-free at (888) 813-8637.

3. COMPENSATION OF TRUSTEES

Each Independent Trustee of the Funds receives a fee of $1,000 per meeting attended, which amount is paid by the Advisor. Each Trustee is paid $750 per meeting for each Audit Committee meeting attended. The Audit Committee Chairman is paid $1,000 per meeting. The Audit Committee will normally meet twice a year.

4. TAX DESIGNATIONS

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended December 31, 2012, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage
CornerCap Balanced Fund	65.77%
CornerCap Small-Cap Value Fund	100.00%
CornerCap Large/Mid Cap Fund	96.39%

For the year ended December 31, 2012, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information should have already been reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name	Percentage
CornerCap Balanced Fund	67.87%
CornerCap Small-Cap Value Fund	100.00%
CornerCap Large/Mid Cap Fund	96.58%

Annual Report | March 31, 2013	47

Additional Information (Unaudited)
March 31, 2013

Pursuant to Section 852(b)(3) of the Internal Revenue Code, CornerCap Balanced Fund and CornerCap Small-Cap Value Fund designated $270,624 and $1,064,656 respectively, as long-term capital gain dividends.

5. TRUSTEES AND OFFICERS

The business affairs of the Funds are managed under the direction of the Funds’ Board of Trustees in accordance with the laws of the State of Massachusetts. Information pertaining to the Trustees and Officers of the Funds are set forth below. Trustees who are not deemed to be “interested persons” of the trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of Funds as defined in the 1940 Act are referred to as “Interested Trustees”. The Funds’ Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-888-813-8637.

INTERESTED TRUSTEES

Name, Age and Address	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
Thomas E. Quinn Age: 66 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Trustee, President, Chief Financial Officer, and Treasurer since 1992	3	Chief Executive Officer, CornerCap Investment Counsel.	None

INDEPENDENT TRUSTEES

Name, Age and Address*	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee

Richard L. Boger Age: 66	Trustee since 1992	3	President & CEO, Lex-Tek International, Inc. (a financial services and software consulting company), (1991- present); Business Manager, Owen Holdings, LLLP (2003- Present), Heathland Holdings, LLLP (2004- Present), and General Partner, Shawnee Meadow Holdings, LLLP (2004- Present) (real estate and related companies).	Director, Gray Television, Inc., since 1991

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Additional Information (Unaudited)
March 31, 2013

INDEPENDENT TRUSTEES (Continued)

Name, Age and Address*	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee

Laurin M. McSwain Age: 61	Trustee since 1994	3	Attorney, Letkoff, Duncan, Grimes, McSwain & Hass, (2003- present).	None

Leslie W. Gates Age: 58	Trustee since 2006	3	Retired, 2005 Partner, Williams Benater & Libby, LLP (CPA Firm) (1989-2004).	None

G. Harry Durity Age: 66	Trustee (1992- 2004, since 2010)	3

Director, Overland Solutions, Inc. (Private Company) since January 2009; Senior Advisor, Consultant, New Mountain Capital, LLC since May 2005; Senior Advisor, Consultant, Sonenshine Partners, LLC since January 2006.

				Director, National Medical Health Card; Director, WebSite Pros, Inc.

*	All Independent Trustees can be contacted via the Funds at:

1290 Broadway, Suite 1100, Denver, CO 80203.

Annual Report | March 31, 2013	49

Additional Information (Unaudited)
March 31, 2013

OFFICERS
Name, Age and Address	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee

Richard T. Bean Age: 50 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds since 1996	N/A	Vice President, Portfolio Manager, CornerCap Investment Counsel.	N/A

John A. Hackney Age: 46 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Chief Compliance Officer since 2004 and Secretary of the Funds since 1999	N/A	Chief Compliance Officer, CornerCap Investment Counsel.	N/A

Gene A. Hoots Age: 73 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds since 1992	N/A	Vice President of the Funds and Chairman Emeritus of CornerCap Investment Counsel.	N/A

50	www.cornercapfunds.com

Notes

Annual Report | March 31, 2013	51

Notes

52	www.cornercapfunds.com

CORNERCAP®
GROUP OF FUNDS

www.cornercapfunds.com
888-813-8637

ALPS
A DST Company

Funds distributed by ALPS Distributors, Inc.

This report has been prepared for CornerCap Funds' shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. The registrant’s Code of Ethics was filed as an Exhibit hereto under Item 12(a)(1) of this Form N-CSR on June 6, 2008. There have been no amendments to the Code of Ethics since it was last filed.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that there is no “audit committee financial expert” serving on its audit committee. In this regard, the Board also determined that having such a person serve on its audit committee was unnecessary in light of the structure of the registrant’s operations and the broad range of experience and expertise in financial matters possessed by the members of the audit committee, even though no such member was considered to have been an audit committee financial expert under the relatively narrow definition of such term.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: For the registrant’s fiscal years ended March 31, 2012 and March 31, 2013, the aggregate fees billed to the registrant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $24,500 and $24,500, respectively.

(b)

Audit-Related Fees: In registrant’s fiscal years ended March 31, 2012 and March 31, 2013, the aggregate fees billed to the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively. For the registrant’s fiscal years ended March 31, 2012 and March 31, 2013, the aggregate fees billed to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services for the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)

Tax Fees: For the registrant’s fiscal years ended March 31, 2012 and March 31, 2013, the aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax services were $5,250 and $5,250, respectively. For the registrant’s fiscal years ended March 31, 2012 and March 31, 2013, the aggregate fees billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(d)

All Other Fees: For the registrant’s fiscal years ended March 31, 2012 and March 31, 2013, the aggregate fees billed to the registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively. For the registrant’s fiscal years ended March 31, 2012 and March 31, 2013, the aggregate fees billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for services other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: The registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e)(2) No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees: For the registrant’s fiscal years ended March 31, 2012 and March 31, 2013, the aggregate non-audit fees billed to the registrant by the registrant’s accountant for services rendered to the registrant were $0 and $0, respectively. For the registrant’s fiscal years ended March 31, 2012 and March 31, 2013, the aggregate non-audit fees billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10. Submission of Matters to Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit 99.12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended March 31, 2011, filed electronically with the Securities and Exchange Commission on June 6, 2008.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CornerCap Group of Funds

By:	/s/ Thomas E. Quinn
Thomas E. Quinn
President (Principal Executive Officer)

Date:	June 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas E. Quinn
Thomas E. Quinn
President (Principal Executive Officer) and Treasurer (Principal Financial Officer)

Date:	June 5, 2013